                                                                    Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                  For Tender of
                             Any and All Outstanding
                    9 7/8% Series A Senior Subordinated Notes

                                       Of

                           Belden & Blake Corporation

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) the Holder's certificates ("Certificates") for 9 7/8% Series A Senior Subordinated Notes due 2007 of the Company (the "Senior Subordinated Notes") are not immediately available, (ii) the Holder cannot deliver the Senior Subordinated Notes, Letter of Transmittal and all other required documents to LaSalle National Bank (the "Exchange Agent") on or prior to 5:00 p.m. New York City time, on the Expiration Date or (iii) the Holder cannot complete the procedures for delivery by book-entry transfer on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus. Capitalized terms not defined herein have the meanings respectively given to them in the Prospectus.

                  The Exchange Agent For the Exchange Offer Is:
                              LaSalle National Bank

By Hand or Overnight                           Facsimile Transmissions                By Registered Or Certified
Delivery:                                   (Eligible Institutions Only):                       Mail:

LaSalle National Bank                               (212) xxx-xxxx                      LaSalle National Bank
[address]                                      To Confirm by Telephone:                       [address]
[address]                                           (212) xxx-xxxx                            [address]
[address]                                       For Information Call:                         [address]
                                                   (800) xxx-xxxx

         Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS HERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to Belden & Blake Corporation, an Ohio corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated ____________________, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Senior Subordinated Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes."

Aggregate Principal Amount Tendered:  $
                                       ---------------

(Must be in denominations of a principal amount of $1,000 and any integral multiple thereof.)

Name(s) of Holder)s):
                       ---------------------------

Certificate No(s):
                  -------------------------

Total Principal Amount
  Represented by Certificate(s):  $
                                   ------------

If Senior Subordinated Notes will be tendered by book-entry transfer, please provide the following information:

DTC Account Number:
                   ------------------------

Date:
     ---------------------------

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      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
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                               PLEASE SIGN BELOW:

Signature(s) of Holder(s) or
Authorized Signatory:                                           Date:

                                                                    , 1997
-------------------------------------                 --------------
                                                                    , 1997
-------------------------------------                 --------------

Telephone Number (including area code):
                                       ----------------------

          Must be signed by Holder(s) of Senior Subordinated Notes exactly as name(s) appear(s) on tendered Certificates or on a security position listing, or by person(s) authorized to become Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in another fiduciary or representative capacity, such person must set forth his or her full title below.

Please print name(s) and address(es) below:

Name(s):
        ------------------------------

        ------------------------------

Capacity (full title):
                      ----------------------------

Address(es):
            --------------------------

            --------------------------

            --------------------------
               (include zip code)

              THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

          The undersigned, a member of the Securities Agents Medallion Program, The New York Stock Exchanges Medallion Signature Program or The Stock Exchanges Medallion Program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Senior Subordinated Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Senior Subordinated Notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimiles thereof) and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.

          The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

--------------------------------------------    -------------------------------
                    Name of Firm                           Authorized Signature

--------------------------------------------    -------------------------------
             Address (including zip code)                          Title

--------------------------------------------    -------------------------------
                                                  (Please type or print name)
--------------------------------------------

Date:                             , 1997
     -----------------------------

Telephone Number (including area code):
                                       ------------------

                                    * * * * *

DO NOT SEND CERTIFICATES WITH THIS FORM. CERTIFICATES SHOULD ONLY BE SENT WITH A PROPERLY COMPLETED LETTER OF TRANSMITTAL.